SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is June 12, 2018

For the MFS® Funds listed below:

MFS® COMMODITY STRATEGY FUND	MFS® GLOBAL GROWTH FUND
MFS® EMERGING MARKETS DEBT LOCAL CURRENCY FUND	MFS® GLOBAL TOTAL RETURN FUND
MFS® EQUITY OPPORTUNITIES FUND	MFS® INFLATION-ADJUSTED BOND FUND
MFS® GLOBAL ALTERNATIVE STRATEGY FUND	MFS® STRATEGIC INCOME FUND
MFS® GLOBAL EQUITY FUND	MFS® UTILITIES FUND
Effective as of the close of trading on July 12, 2018, UBS Asset Management (Americas) Inc. ("UBS") will no longer serve as the subadvisor of the MFS® Global Alternative Strategy Fund and MFS will assume sole responsibility for day-to-day management of the Fund's portfolio. All references to UBS as the investment subadvisor of the Fund are hereby deleted.
Effective July 13, 2018, José Ignacio Andrés and Alan Zlatar will no longer serve as portfolio managers of the MFS® Global Alternative Strategy Fund.
Effective as of the close of trading on July 12, 2018 the following footnote is (i) added after the table in the section entitled "Service Provider Compensation Paid to UBS" under the main heading entitled "APPENDIX F – CERTAIN SERVICE PROVIDER COMPENSATION" and appended to the heading "Amount Paid by MFS to UBS for Subadvisory Services" and (ii) added after the table in the section entitled "Brokerage Commissions Paid to broker-dealer affiliates of UBS Group AG ("UBS Brokers")" under the main heading entitled "APPENDIX L – PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS" and appended to the heading entitled "MFS Global Alternative Strategy Fund"
*
During the period from November 1, 2014 to July 12, 2018, UBS Asset Management (Americas) Inc. ("UBS") subadvised a portion of the Fund. UBS ceased to be the Fund's subadvisor as of the close of trading on July 12, 2018.

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